Exhibit 10.47
INTERCREDITOR AND SUBORDINATION AGREEMENT
THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is made as of February 24, 2023 (the “Closing Date”), by and between REGIONS BANK, in its capacity as administrative agent for the Senior Creditors (defined below) (in such capacity, and including any successor administrative agent, the “Senior Administrative Agent”) and as collateral agent for the Senior Creditors (defined below) (in such capacity, and including any successor collateral agent, the “Senior Collateral Agent”), and CP7 WARMING BAG, LP, a Delaware limited partnership (including its successors and assigns, the “Junior Creditor”), and is acknowledged by the Credit Parties (defined below).
RECITALS
WHEREAS, the Senior Creditors have made, and in the future may make, credit accommodations available to BURGERFI INTERNATIONAL, INC., a Delaware corporation (“Parent”), PLASTIC TRIPOD, INC., a Delaware corporation (together with Parent, each a “Borrower” and collectively, the “Borrowers”), the other Subsidiaries of Parent (each a “Guarantor” and collectively, the “Guarantors”), and such other Persons as are, or may from time to time become, a party as a borrower or guarantor (each such Person, together with the Borrower and Guarantor, the “Credit Parties” or individually, a “Credit Party”), under the terms and provisions of that certain Credit Agreement, dated as of December 15, 2015 (as amended, restated, refinanced, replaced, increased, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), between and among the Senior Lenders (defined below), the Senior Administrative Agent, the Senior Collateral Agent and the Credit Parties;
WHEREAS, the Credit Parties have requested certain amendments to the Senior Credit Agreement, including the ability to incur subordinated Indebtedness that is secured on a basis junior to the Liens securing the Senior Indebtedness (defined below);
WHEREAS, the Junior Creditor has made, or in the future may make, credit accommodations available to the Borrower pursuant to the terms and provisions of that certain Secured Promissory Note, dated as of the Closing Date (as amended, modified, restated or supplemented from time to time, the “Junior Credit Agreement”), among the Junior Creditor and the Credit Parties; and
WHEREAS, as a condition to their continued extensions of credit to the Credit Parties and the amendment of the Senior Credit Agreement as of the Closing Date, the Senior Creditors have required the execution of this Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the above recitals and the provisions set forth herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, intending to be legally bound:
Section 1.    Definitions. For purpose of this Agreement, the following terms used herein shall have the following meanings:
“Agreement” has the meaning set forth in the Preamble to this Agreement.
“Assignment” has the meaning set forth in Section 25(i).
“Avoidance Actions” means any causes of action arising under sections 544, 546, 547 or 548 of the Bankruptcy Code.
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
“Borrower” has the meaning set forth in the Recitals.

“Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.
“Closing Date” has the meaning set forth in the Preamble to this Agreement.
“Collateral” means any and all property which now constitutes, is purported to constitute, or hereafter will constitute (i) collateral or other security for payment of the Senior Indebtedness under the terms of the Senior Loan Documents or (ii) collateral or other security for payment of the Junior Debt pursuant to the Junior Loan Documents and, in each case, the Proceeds thereof.
“Contingent Obligation” has the meaning set forth in Section 25(iii).
“Control Collateral” means any Collateral consisting of any Certificated Security, Instrument, Investment Property, Deposit Accounts (each as defined in the UCC), cash and any other Collateral as to which a Lien shall or may be perfected through possession or control by the secured party or any agent therefor.
“Credit Party” and “Credit Parties” have the respective meanings set forth in the Recitals.
“Creditor” means any of the Junior Creditor or the Senior Creditors, as the context may require.
“Debt Action” has the meaning set forth in Section 5(ii).
“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Defaulting Creditor” has the meaning set forth in Section 25(vii).
“DIP Financing” has the meaning set forth in Section 9(iii).
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“Excess Senior Obligations” means any Senior Indebtedness that is in excess of the Senior Debt Cap.
“Exercise of Secured Creditor Remedies” means (a) the taking of any action to enforce or realize upon any Lien in the Collateral, including the institution of any foreclosure proceedings or the noticing of any public or private sale or other disposition pursuant to Article 8 or Article 9 of the UCC or other applicable Laws of the United States, or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, (b) the exercise of any right or remedy provided to a secured creditor or otherwise on account of a Lien in the Collateral under the Senior Loan Documents, Junior Loan Documents, applicable Law, in a Proceeding or otherwise, including the election to retain any Collateral in satisfaction of a Lien, (c) the taking of any action or the exercise of any right or remedy in respect of the collection on, set off against, marshaling of, or foreclosure on the Collateral or the Proceeds of Collateral, (d) the sale, lease, license, or other disposition of all or any portion of the Collateral, at a private or public sale, other disposition or any other means permissible under applicable Law at any time that an event of default shall have occurred and is continuing, and (e) the exercise of any other right relating to any Collateral (including the exercise of any right of recoupment or set-off or any rights against Collateral obtained pursuant to or by foreclosure of a judgment Lien obtained against any Credit Party) whether under the Senior Loan Documents or Junior Loan Documents, applicable Law, in a Proceeding or otherwise; provided, that this definition shall not include any Debt Action.
“GAAP” means, subject to the limitations on the application thereof set forth in Section 1.2 of the Senior Credit Agreement, accounting principles generally accepted in the United States in effect as of the date of determination thereof.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank and any group or body charged with setting financial accounting or regulatory capital rules or standards).
“Indebtedness” has the meaning given such term in the Senior Credit Agreement.
“Indemnified Senior Person” has the meaning set forth in Section 25(i).
“Junior Credit Agreement” has the meaning set forth in the Recitals.
“Junior Creditor” has the meaning set forth in the Preamble to this Agreement.
“Junior Debt” means and includes all Indebtedness, obligations (contingent or otherwise) and liabilities of any Credit Party under the Junior Loan Documents, including, without limitation, all principal, interest, fees, charges, reimbursements and other amounts payable thereunder or with respect thereto, including, without limitation, all reasonable and documented out-of-pocket third-party costs and expenses incurred by Junior Creditor in commencing or pursuing any remedies or a Debt Action, including reasonable and documented attorneys’ fees, costs and disbursements (including, without limitation, any attorneys’ fees, disbursements and costs incurred after the filing of any Proceeding relating to any Credit Party, whether or not a claim for post-filing or post-petition fees, disbursements or costs is allowed in such Proceeding).

“Junior Event of Default” means an “Event of Default” (under and as defined in the Junior Credit Agreement).
“Junior Loan Documents” means the Secured Promissory Note, the other “Loan Documents” (as defined in the Secured Promissory Note) and any other document, agreement or instrument executed or delivered at any time in connection with as contemplated by the Secured Promissory Note, as each such document is amended, restated, refinanced, replaced, increased, supplemented or otherwise modified from time to time.
“Junior PIK Payments” means payments of interest, fees or other charges by payment-in-kind, adding to the principal balance of the Junior Credit Agreement or otherwise on an accretion basis (but in no event made in cash).
“Junior Securities” means any of the following securities of a Credit Party: (a) any note or debt security issued in substitution of all or any portion of the Junior Debt (including, without limitation, notes issued in payment of interest or other amounts under the Junior Credit Agreement) that is subordinated to the Senior Indebtedness (or any note or other securities issued in substitution of all or any portion of the Senior Indebtedness) at least to the same extent as the Junior Debt is subordinated to the Senior Indebtedness pursuant to the terms of this Agreement; and (b) any equity security, which, prior to the Payment-in-Full of the Senior Indebtedness, is non-cash-paying and does not provide for any cash dividends, “puts” or mandatory redemptions and which does not have any terms (and is not subject to or entitled to the benefit of any agreement or instrument that has terms) that are more burdensome to any Credit Party than the terms of the Junior Debt.
“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Lien” means any mortgage, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
“Paid-in-Full” or “Payment-in-Full” means (a) when used in connection with Senior Indebtedness, (i) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Proceeding, whether or not a claim for such interest is, or would be, allowed in such Proceeding), on all Indebtedness outstanding under the Senior Loan Documents constituting Senior Indebtedness and termination of all commitments to lend or otherwise extend credit under the Senior Loan Documents, (ii) termination, cancellation, cash collateralization (or any other alternative arrangements reasonably satisfactory to the Senior Agent) of all letters of credit issued under the Senior Loan Documents and constituting Senior Indebtedness under this Agreement (it being understood that the cash collateralization of such letters of credit shall not be required in excess of 103% of the undrawn amount thereof), (iii) termination (and payment in full of any amounts due on termination) or cash collateralization (or any other alternative arrangements reasonably satisfactory to such holders) (in each case, as determined by such holders in their reasonable discretion) of each Secured Swap Agreement, (iv) payment in full in cash of all other Senior Indebtedness (including obligations in respect of Secured Treasury Management Agreements) that is due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (including legal fees and other expenses, costs or charges accruing on or after the commencement of any Proceeding, whether or not a claim for such fees, expenses, costs or charges is, or would be, allowed in such Proceeding, in each case, to the extent limited by Section 11.2(a) of the Senior Credit Agreement) and (v) with respect to any other contingent obligations constituting Senior Indebtedness (other than contingent obligations of a Credit Party to any Senior Creditor to the extent that no claim giving rise thereto has been asserted), the cash collateralization of such obligations on terms reasonably acceptable to the holders of such obligations; and (b) when used in connection with the Junior Debt, payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Proceeding, whether or not a claim for such interest is, or would be, allowed in such Proceeding), on all Indebtedness outstanding under the Junior Loan Documents constituting Junior Debt.
“Permitted Non-Cash Payments” means Junior PIK Payments or Junior Securities.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Proceeding” means any (a) proceeding with respect to a Credit Party under any Debtor Relief Law, (b) proceeding for any liquidation, liquidating distribution, dissolution or other winding up of any of the Credit Parties, voluntary or involuntary, whether or not involving proceedings under any Debtor Relief Law, (c) assignment for the benefit of creditors of any of the Credit Parties or (d) other marshalling of the assets of any of the Credit Parties.
“Proceeds” has the meaning assigned to it under the UCC and shall include, but not be limited to (a) “products” (as such term is used in the UCC), (b) all proceeds of any insurance, indemnity, warranty, letter of credit or guaranty or collateral security payable to any debtor or Credit Party from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to the owner of the Collateral from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture or all of any part of the Collateral by a Governmental Authority (or any Person acting under color of a Governmental Authority), and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
“Purchase Date” has the meaning set forth in Section 25(ii).
“Purchase Notice” has the meaning set forth in Section 25(ii).
“Purchase Obligation” has the meaning set forth in Section 25(i).
“Purchase Price” has the meaning set forth in Section 25(iii).
“Recovery” has the meaning set forth in Section 9(vi).
“Remedies” shall mean, with respect to a Junior Event of Default, the exercise of any remedies in respect of such Junior Event of Default (including, without limitation, the right to sue any Credit Party or to file or institute any Proceeding against any Credit Party, but excluding the imposition of default rate interest).
“Required Senior Lenders” mean those Senior Lenders required under the Senior Credit Agreement in respect of the Senior Indebtedness for approval of the amendment, change, waiver, discharge, termination or other instruction to the Senior Agent under the Senior Credit Agreement necessary to accomplish the act contemplated herein.
“Secured Swap Agreement” has the meaning set forth in the Senior Credit Agreement.
“Secured Swap Obligations” has the meaning set forth in the Senior Credit Agreement.
“Secured Treasury Management Agreement” has the meaning set forth in the Senior Credit Agreement.
“Secured Treasury Management Obligations” has the meaning set forth in the Senior Credit Agreement.
“Senior Administrative Agent” has the meaning set forth in the Preamble to this Agreement.
“Senior Agent” means either the Senior Administrative Agent or the Senior Collateral Agent, as the case may be.
“Senior Collateral Agent” has the meaning set forth in the Preamble to this Agreement.
“Senior Credit Agreement” has the meaning set forth in the Recitals.
“Senior Creditor” means any holder of all or part of the Senior Indebtedness, including the Senior Agent, each Senior Lender, each holder of Secured Treasury Management Obligations, each holder of Secured Swap Obligations, each Issuing Bank (under and as defined in the Senior Credit Agreement) and each of their respective successors and assigns, and such Persons shall be referred to collectively as the “Senior Creditors”.
“Senior Debt Cap” means the sum of (i) $70,208,915.80, plus (ii) all interest, fees, costs, expenses, indemnities and other amounts accrued or charged with respect to any of the Senior Indebtedness, as and when the same accrues or becomes due and payable, irrespective of whether the same is added to the principal amount of Senior Indebtedness and including the same as would accrue and become due but for the commencement of a Proceeding, whether or not such amounts are allowed or allowable, in whole or in part, in any such Proceeding, plus (iii) the aggregate amount of obligations under Secured Treasury Management Agreements and Secured Swap Agreements constituting Senior Indebtedness, plus (iv) the principal amount of any DIP Financing, up to a limit of $15,000,000, obtained by the Credit Parties in any Proceeding (if applicable).
“Senior Event of Default” means an “Event of Default” under and as defined in the Senior Credit Agreement.
“Senior Indebtedness” means all of the following: (a) the aggregate principal Indebtedness advanced from time to time under the Senior Credit Agreement and any other Senior Loan Documents, including without limitation the aggregate principal amount of any revolving credit commitments, revolving credit loans, letters of credit, term loans, bonds, debentures, notes or similar instruments; (b) all interest, fees, charges and premium accrued and accruing on the aggregate principal amounts outstanding under the Senior Loan Documents from time to time (including, without limitation, any interest, fees (including letter of credit fees), charges and premium accruing after the filing of any Proceeding relating to any Credit Party, whether or not a claim for post-filing or post-petition interest, fees, disbursements, charges, premium or costs is allowed in such Proceeding) in accordance with the terms hereof; (c) all reasonable and documented costs and expenses incurred by the holder of Senior Indebtedness under any of the Senior Loan Documents in commencing or pursuing any remedies or an Exercise of Secured Creditor Remedies including reasonable and documented attorneys’ fees, costs and disbursements (including, without limitation, any attorneys’ fees, disbursements and costs incurred after the filing of any Proceeding relating to any Credit Party, whether or not a claim for post-filing or post-petition fees, disbursements or costs is allowed in such Proceeding), in each case, to the extent limited pursuant to Section 11.2(a) of the Senior Credit Agreement; (d) all obligations under any Secured Treasury Management Agreement; and (e) all obligations and liabilities of any Credit Party under any Secured Swap Agreement.
“Senior Indebtedness” shall also include all amendments, modifications, renewals, replacements, restatements and refinancings of the foregoing, in whole or in part.
“Senior Lender” means any of the “Lenders” under and as defined in the Senior Credit Agreement from time to time, and each of their successor and assigns.
“Senior Loan Documents” means the Senior Credit Agreement and the other “Credit Documents” (as defined in the Senior Credit Agreement), all Secured Treasury Management Agreements, all Secured Swap Agreements and any other document, agreement or instrument executed or delivered at any time in connection with or as contemplated by the Senior Credit Agreement, the Secured Treasury Management Agreements or the Secured Swap Agreements, as each such document is amended, restated, refinanced, replaced, increased, supplemented or otherwise modified from time to time.
“Senior Maturity Date” means September 30, 2025.
“Senior Term Loan” means the Term Loan as defined in the Senior Credit Agreement.
“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than fifty percent (50%) of the Voting Stock is at the time owned or controlled, directly or indirectly, by that Person, or the accounts of which would be consolidated with those of such Person in its consolidated financial statements in accordance with GAAP, if such statements were prepared as of such date, or one or more of the other Subsidiaries of that Person or a combination thereof; provided, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. Unless otherwise provided, “Subsidiary” shall refer to a Subsidiary of the Borrower.
“Trigger Event” means (i) the occurrence of a Senior Event of Default or (ii) the commencement of a Proceeding.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.
Section 2.    General. Each Credit Party, for itself and its successors, and the Junior Creditor, by its acceptance of the Junior Debt, whether upon original issuance, transfer, assignment or exchange, agrees that on the terms and conditions herein that (a) the payment of the principal of, interest on and other amounts due and payable in respect of the Junior Debt and (b) any other payment on account of the acquisition, payment, prepayment or redemption of the Junior Debt by any Credit Party is subordinated, to the extent and in the manner provided in this Agreement, to the prior Payment-in-Full of the Senior Indebtedness; provided, however, that the failure to make a payment of principal of, interest on, or fees, costs or expenses relative to any of the Junior Debt by reason of any provision of this Agreement shall not be construed as preventing the occurrence or the continuance of a Junior Event of Default; provided, further, that until Payment-in-Full of the Senior Indebtedness, the Junior Creditor shall have the right to receive and retain only Permitted Non-Cash Payments on account of the Junior Debt.
Section 3.    Payment Blockage. Until the Payment-in-Full of the Senior Indebtedness, no Credit Party shall make, and the Junior Creditor shall not accept, receive or retain, any payment, whether in cash, securities or other property (other than (a) payments in the form of Permitted Non-Cash Payments, (b) any refinancing in full of the Junior Debt made in accordance with and pursuant to the requirements set forth in Section 17 hereof, and (c) the reasonable and documented out-of-pocket costs and expenses payable by the Credit Parties to the Junior Creditor in connection with the preparation, negotiation, documentation and closing of the Junior Loan Documents, and any amendment, waiver, forbearance or other agreement executed in connection therewith,), on account of the Junior Debt or the redemption thereof, and no Credit Party shall defease or acquire any of the Junior Debt.
Section 4.    Subordination in the Event of Dissolution. Upon any distribution of assets of any Credit Party upon any dissolution, winding up, total or partial liquidation or reorganization of any Credit Party, whether voluntary or involuntary, in a Proceeding or upon an assignment for the benefit of creditors:
(i)    the holders of the Senior Indebtedness shall first be entitled to receive Payment-in-Full of the Senior Indebtedness before the Junior Creditor is entitled to receive any payment on account of the Junior Debt (other than Permitted Non-Cash Payments);
(ii)    any payment or distribution of assets of any Credit Party of any kind or character, whether in cash, property or securities to which the Junior Creditor would be entitled under or on account of the Junior Debt except for the provisions of this Agreement and except for any Permitted Non-Cash Payments, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution, directly to the Senior Agent to the extent necessary to make Payment-in-Full of the Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions to the Senior Creditors of such Senior Indebtedness; and
(iii)    in the event that, notwithstanding the foregoing, any payment or distribution of assets of any Credit Party of any kind or character, whether in cash, property or securities, shall be received by the Junior Creditor on account of the Junior Debt (other than Permitted Non-Cash Payments) before all Senior Indebtedness is Paid-in-Full, such payment or distribution shall be received and held in trust by such Junior Creditor for the benefit of the holders of such Senior Indebtedness and shall be paid over or transferred to the Senior Agent to the extent necessary to make Payment-in-Full of the Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions to the Senior Creditors of such Senior Indebtedness.
Section 5.    Enforcement.
(i)    Until Payment-in-Full of the Senior Indebtedness, (A) the Senior Creditors shall have the sole and exclusive right to enforce, collect or realize on any Collateral securing the Senior Indebtedness or exercise any right or remedy with respect to any of the Collateral, or otherwise initiate any remedies for the collection of the Senior Indebtedness; and (B) the Junior Creditor shall not commence or continue any Remedies or any Exercise of Secured Creditor Remedies, in respect of a Junior Event of Default or otherwise, and will not take, receive or accept any proceeds of any Collateral securing the Junior Debt except as otherwise expressly provided in this Agreement.
(ii)    Notwithstanding the foregoing or anything else to the contrary in this Agreement, the Junior Creditor may (each of the following actions, a “Debt Action”):
A.    after the occurrence of a Proceeding against a Credit Party, take such action against such Credit Party as may be necessary (if any) to provide notice confirming that the occurrence of such Proceeding has resulted (or does result) in the acceleration of the Junior Debt;
B.    in a Proceeding commenced by or against any Credit Party, file a claim or statement of interest against such Credit Party with respect to the Junior Debt;
C.    take any action (not adverse to the priority status, validity or enforceability of the Liens on the Collateral securing the Senior Indebtedness, or the rights of the Senior Agent or any Senior Creditor to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on any of the Collateral;
D.    file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims for any of the Junior Debt, including any claims secured by the Collateral, if any, in each case not inconsistent with the other terms of this Agreement;
E.    file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of any Credit Party arising under either the Bankruptcy Code or applicable non-bankruptcy Law, in each case not inconsistent with the terms of this Agreement; provided that in the event any Junior Creditor becomes a judgment lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor, then such judgment lien shall be subordinated to the Liens securing the Senior Indebtedness on the same basis as the other Liens securing the Junior Debt are so subordinated to the Liens securing the Senior Indebtedness under this Agreement;
F.    take any action to the extent necessary to prevent the running of any applicable statute of limitation or similar restriction on claims, or to assert a compulsory cross-claim or counterclaim against a Credit Party, in each case not otherwise inconsistent with the terms of this Agreement;
G.    vote on any plan of reorganization in any Proceeding of any Credit Party; provided that the Junior Creditor agrees that it shall not take any action supporting or vote in favor of any such plan (1) that does not pay in full in cash all Senior Indebtedness (unless the requisite holders of the Senior Indebtedness vote in favor thereof), (2) that contradicts the subordination of the Junior Debt to the Senior Indebtedness or the subordination of the Liens securing the Junior Debt to the Liens securing the Senior Indebtedness, or (3) that challenges the validity or enforceability of any Lien securing the Senior Indebtedness or the validity or enforceability of this Agreement or any provision thereof;
H.    declare a Junior Event of Default (and impose the default rate of interest in accordance with the Junior Loan Documents);
I.    defend or otherwise contest any attempt to object to or disallow any portion of the Junior Debt in any manner not inconsistent with the other terms of this Agreement; and

J.    accept or receive any Permitted Non-Cash Payments.
(iii)    Until the Senior Indebtedness is Paid-in-Full, if the Junior Creditor, in contravention of the express terms of this Agreement, commences or participates in any action or proceeding against any Credit Party or the Collateral, to the extent permitted by law, the Borrower or such other Credit Party may interpose as a defense or dilatory plea the making of this Agreement, and any Senior Creditor may intervene and interpose such defense or plea in its or their name or, in the name of the Borrower or such other Credit Party, as applicable.
(iv)    The Junior Creditor agrees that it will not assert, and hereby waives, to the fullest extent permitted by applicable Law: any defense based on the adequacy of a remedy at Law or equity which might be asserted as a bar to the remedy of specific performance of the terms of this Agreement in any action brought therefor by the Senior Agent (or an agent acting on its behalf) or any other Senior Creditor; and any claim it may now or hereafter have against the Senior Agent (or an agent acting on its behalf) or any other Senior Creditor arising out of presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment. Until the Senior Indebtedness is Paid-in-Full, if the Junior Creditor, in contravention of the express terms of this Agreement, in any way takes, attempts to take or threatens to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of the express terms of this Agreement, or fail to take any action expressly required by the terms of this Agreement, in each case that is not otherwise unenforceable, this Agreement shall create an irrebuttable presumption and admission by such Junior Creditor that any Senior Creditor (in its own name or in the name of the relevant Credit Party) may obtain relief against such Junior Creditor by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by Junior Creditor that (a) the Senior Creditors’ damages from such actions may at that time be difficult to ascertain and may be irreparable, and the harm to the Senior Creditors may not be adequately compensated in damages, and (b) each Junior Creditor waives any defense that the Credit Parties and/or the Senior Creditors cannot demonstrate damages and/or be made whole by the awarding of damages.
Section 6.    No Prejudice or Impairment. Nothing contained in this Agreement, the Junior Credit Agreement or the other Junior Loan Documents is intended to or shall impair, as between the Credit Parties and the Junior Creditor, the obligation of each Credit Party, which is absolute and unconditional, to pay to the Junior Creditor the principal of, premium, if any, and interest on the Junior Debt as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Junior Creditor and creditors of any Credit Party (other than the Senior Creditors), nor shall anything herein prevent the occurrence of a Junior Event of Default or prevent the Junior Creditor from exercising all remedies otherwise permitted by this Agreement and applicable Law upon the occurrence of a Junior Event of Default, subject to the rights, if any, under this Agreement, of the Senior Creditors in respect of cash, property or securities of any Credit Party received upon the exercise of any such remedy. Notwithstanding anything to the contrary in this Agreement or in the Junior Loan Documents, upon any distribution of assets of any Credit Party, the Junior Creditor shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Junior Creditor for the purpose of ascertaining the Persons entitled to participate in such distribution, the identity of the holders of the Senior Indebtedness and other Indebtedness of the Credit Parties, the amount thereof or payable thereon (excluding interest, fees, expenses and other charges accruing or incurred after the filing of any Proceeding relating to any Credit Party, included within Senior Indebtedness but not allowed in such Proceeding), the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Agreement.
Section 7.    Priorities Regarding Collateral.
(i)    Notwithstanding (a) the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Junior Debt granted on the Collateral or of any Liens securing the Senior Indebtedness granted on the Collateral, or any failure of any Senior Agent to adequately perfect any Liens on the Collateral, and notwithstanding any provision of the UCC, or any applicable Law, (b) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of Junior Creditor in any Collateral, (c) the date or dates on which any Junior Debt or any Senior Indebtedness are advanced or made available to any Credit Party, (d) the fact that any such Liens in favor of any Junior Creditor securing any of the Junior Debt are subordinated to any Lien securing any obligation of any Credit Party other than the Senior Indebtedness or otherwise subordinated, (e) the fact that any such Liens in favor of any Senior Agent or any Senior Creditor securing any of the Senior Indebtedness are subordinated to any Lien securing any obligation of any Credit Party or otherwise subordinated, (f) the avoidance, invalidation, unenforceability or lapse of any Lien on the Collateral securing any Senior Indebtedness, or (g) any other circumstances of any kind or nature whatsoever, the Junior Creditor and the Senior Agent, on behalf of itself and each applicable Senior Creditor, hereby agrees that: (A) any Lien in respect of all or any portion of the Collateral held by or on behalf of any Junior Creditor, regardless of how acquired, that secures all or any portion of the Junior Debt, shall in all respects be junior and subordinate to the Liens in favor of any Senior Agent and any Senior Creditor in all or such portion of the Collateral securing all or any portion of the Senior Indebtedness in an amount up to the Senior Debt Cap, unless and until the Senior Indebtedness has been Paid-in-Full, (B) any Lien in respect of all or any portion of the Collateral held by or on behalf of any Senior Agent or any Senior Creditor, regardless of how acquired, that secures all or any portion of the Senior Indebtedness in an amount up to the Senior Debt Cap shall in all respects be senior and prior to any Liens in favor of any Junior Creditor in all or such portion of the Collateral securing all or any portion of the Junior Debt, unless and until Senior Indebtedness has been Paid-in-Full, and (C) any Lien in respect of all or any portion of the Collateral held by or on behalf of any Senior Agent or any Senior Creditor, regardless of how acquired, to the extent that it secures all or any portion of Excess Senior Obligations, shall to such extent be junior and subordinate to the Liens in favor of any Junior Creditor in all or such portion of the Collateral securing all or any portion of the Junior Debt, unless and until the Junior Debt has been Paid-in-Full. In the event that any Junior Creditor or any Senior Agent or any Senior Creditor receives Proceeds of Collateral to which it is not entitled under this Agreement, such Junior Creditor or such Senior Agent or Senior Creditor, as the case may be, shall be deemed to hold all of such Proceeds in trust for the benefit of each party entitled thereto.
(ii)    The Junior Creditor agrees that it shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Proceeding), (i) the validity, priority, enforceability, or perfection of any Liens held or purported to be held by or on behalf of any Senior Agent or any Creditor in any Collateral securing all or any portion of the Senior Indebtedness, or (ii) the provisions of this Agreement. The Junior Creditor agrees that it shall not take any action that would interfere with any exercise of any secured creditor remedies undertaken by any Senior Creditor with respect to the Collateral in respect of any Senior Indebtedness. The Junior Creditor waives any and all rights it may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any Senior Agent or any Senior Creditor seeks to enforce its Liens in any Collateral in respect of any Senior Indebtedness. The Junior Creditor confirms and agrees that the Junior Creditor has no right to compel action by any Senior Creditor in respect of the Collateral, and that the Senior Creditors have full authority to deal with the Collateral in accordance with applicable Law and in accordance with this Agreement until the Payment-in-Full of the Senior Indebtedness. The foregoing shall not be construed to prohibit the Junior Creditor from enforcing the provisions of this Agreement.
(iii)    The Senior Agent, for and on behalf of itself and each applicable Senior Creditor, agrees that it shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Proceeding), (i) the validity, priority, enforceability, or perfection of any Liens held or purported to be held by or on behalf of the Junior Creditor in any Collateral securing all or any portion of the Junior Debt or (ii) the provisions of this Agreement. The foregoing will not be construed to prohibit any Senior Agent or any Senior Creditor from enforcing the provisions of this Agreement or the priority of its Liens on the Collateral securing any Senior Indebtedness.

(iv)    The Junior Creditor confirms and agrees that promptly upon, and in any event with five (5) Business Days of, the written request by the Senior Agent, the Junior Creditor shall execute and deliver (or shall direct any agent acting on its behalf to execute and deliver) such consents, termination statements and releases as the Senior Agent (or any other agent acting on its behalf) shall reasonably request to consent to the disposition, if necessary, and release the Lien or security interest of the Junior Creditor in the Collateral, in connection with a disposition of such Collateral (including a disposition by strict foreclosure) or sale of such Credit Party by any Senior Lender (or by a Credit Party with the consent of the Senior Lenders) provided that (y) the Junior Creditor has a Lien on the proceeds of any such Collateral disposed of or sold to the same extent and priority of its Lien prior to such disposition or sale and (z) one of the following clauses is satisfied:
(a)    the Senior Agent (or an agent acting on its behalf) has caused such disposition in connection with its Exercise of Secured Creditor Remedies against such Collateral;
(b)    (1) such disposition or sale is permitted under the Senior Loan Documents and (2) the Senior Agent and the other Senior Creditors also shall release all of their Liens on such Collateral; or
(c)    the Required Senior Lenders have consented to the release of their and the Senior Agent’s Liens on the subject Collateral in connection with a disposition or sale thereof and such Liens are actually released.
If in connection with a disposition of such Collateral constituting Equity Interests of a Credit Party (other than the Borrower) that satisfies the applicable conditions in this Section 7(iv), the Senior Agent (or an agent acting on its behalf, in each case at the instruction of the Required Senior Lenders) releases the obligations of such Credit Party under its guaranty of the Senior Indebtedness, then the Junior Creditor shall release such Credit Party of any obligations it has to the Junior Creditor in respect of its guaranty of the Junior Debt shall be automatically, unconditionally and simultaneously released. The Junior Creditor hereby appoints the Senior Agent and any officer or duly authorized Person of the Senior Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Junior Creditor or in the Senior Agent’s own name, from time to time, in the Senior Agent’s sole discretion, for the purposes of carrying out the terms of this Section 7(iv), to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 7(iv), including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).
(v)    The Junior Creditor acknowledges that (a) all or a portion of the Senior Indebtedness may be revolving in nature, (b) the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (c) the Senior Indebtedness may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, without notice to or consent by the Junior Creditor and without affecting the provisions hereof. The lien priorities provided herein shall not be altered or otherwise affected by any increase, extension, renewal, replacement, restatement, supplement, restructuring, repayment, refund, refinancing or other amendment or modification of either the Senior Indebtedness or the Junior Debt, or any portion thereof, by the release of any Collateral or of any guarantees securing any Senior Indebtedness or Junior Debt or by any action that any Senior Creditor or the Junior Creditor may take or fail to take in respect of any Collateral.
(vi)    Until the Senior Indebtedness has been Paid-in-Full, the Junior Creditor agrees not to assert or enforce any right of marshalling accorded to a junior lienholder, as against the Senior Creditors.

(vii)    Except as expressly set forth in this Agreement, none of the Senior Agents nor any of the other Senior Creditors shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Collateral for the benefit of the Junior Creditor. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Creditors and the Junior Creditors and shall not impose on any of the Senior Creditors or Junior Creditor or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.
(viii)    Until the Payment-in-Full of the Senior Indebtedness shall have occurred, (A) the Junior Creditor agrees that it shall not hold any Lien on any assets of any Credit Party or any of their respective Subsidiaries securing any Junior Debt which assets are not also subject to the Lien of the Senior Agent under the Senior Loan Documents, and (B) each Credit Party agrees not to grant any Lien on any of its assets, or permit any of its Subsidiaries to grant a Lien on any of its assets, in favor of the Junior Creditor (or any agent therefor) unless it, or such Subsidiary, has granted (or offered to grant with a reasonable opportunity for such Lien to be accepted) a corresponding Lien on such assets in favor of the Senior Agent for the benefit of the Senior Creditors under the Senior Loan Documents. If the Junior Creditor shall (nonetheless and in breach hereof) acquire any Lien on any assets of any Credit Party or any of their respective Subsidiaries securing any Junior Debt which assets are not also subject to the Lien of the Senior Agent, then the Junior Creditor (or any agent therefor), shall, without the need for any further consent of any other Person and notwithstanding anything to the contrary in any other Junior Debt Document either (x) hold and be deemed to have held such Lien and security interest also for the benefit of the Senior Agent as security for the Senior Indebtedness, or (y) release such Lien.
Section 8.    Payments of Collateral Proceeds.
(i)    All Collateral and all Proceeds thereof received by any Senior Creditor or any Junior Creditor in connection with a sale or disposition of such Collateral upon the exercise of any secured creditor remedies in respect thereof or upon the occurrence of an “Event of Default” under and as defined in any of the Senior Loan Documents shall be remitted as follows: first, to the Senior Agent, to be applied to the Senior Indebtedness (including all costs and expenses of the Senior Agents in connection with the exercise of any secured creditor remedies) in accordance with the applicable Senior Loan Documents; second, if and to the extent Payment-in-Full of the Senior Indebtedness shall have occurred, to the Junior Creditor to be applied to the Junior Debt (including all costs and expenses of the Junior Creditor in connection with the exercise of any secured creditor remedies) in accordance with the applicable Junior Loan Documents; and third, after the Senior Indebtedness shall have been Paid-in-Full and the Junior Debt shall have been Paid-in-Full, the remainder, if any, shall be remitted to the Credit Parties or as a court of competent jurisdiction may direct.
(ii)    After the Senior Indebtedness has been Paid-in-Full, the Senior Agent shall deliver to the Junior Creditor or shall execute such documents as the Junior Creditor may reasonably request to enable the Junior Creditor to have control over any Collateral still in any Senior Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.
(iii)    So long as Payment-in-Full of the Senior Indebtedness has not occurred, any Collateral or Proceeds thereof received by the Junior Creditor in connection with the exercise of any right or remedy (including set off or recoupment) relating to any Collateral shall be segregated and held in trust and forthwith paid over to the Senior Agent for the benefit of the Senior Creditors. In the event that any payment or distribution of assets on account of the Junior Debt (other than Permitted Non-Cash Payments) shall be made by any Credit Party and received by the Junior Creditor, at a time when such payment or distribution was prohibited by the terms of this Agreement then, unless such payment or distribution is no longer prohibited by this Agreement, such payment or distribution shall be received and held in trust by such Junior

Creditor for the benefit of the Senior Creditors, and shall be paid over or delivered by such Junior Creditor to the Senior Agent in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Senior Agents are each hereby individually authorized to make any such endorsements as agent for the Junior Creditor. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with the terms hereof.
(iv)    To the extent of any amounts paid over by the Junior Creditor to the Senior Creditors (or the Senior Agent on behalf thereof) and retained by such Persons and subject to the Payment-in-Full of the Senior Indebtedness, the Junior Creditor shall be subrogated to the rights of the Senior Creditors to receive payments or distributions of assets of the Credit Parties applicable to the Senior Indebtedness (and no other rights) until all amounts owing on the Junior Debt shall have been Paid-in-Full, and for the purpose of such subrogation no payments made by the Junior Creditor to the Senior Agent by virtue of this Agreement (or payment by any Credit Party directly to the Senior Agent by virtue of this Agreement of any amounts which otherwise would have been payable to the Junior Creditor) shall, as between any Credit Party and the Junior Creditor, be deemed to be payment by such Credit Party to or on account of the Senior Indebtedness, it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Junior Creditor, on the one hand, and the Senior Creditors, on the other hand. If any payment or distribution to which the Junior Creditor would otherwise have been entitled but for the provisions of this Agreement shall have been applied, pursuant to the provisions of this Agreement, to the payment of the Senior Indebtedness, then the Junior Creditor shall be entitled to receive from the Senior Creditors any payments or distributions received by such Senior Creditors in excess of the amount required for the Payment-in-Full of the Senior Indebtedness. The subrogation rights in this Section 8(iv) shall not grant the Junior Creditor any right to vote, control or participate in the administration of the Senior Indebtedness until such time as the Senior Indebtedness has been Paid-in-Full.
Section 9.    Insolvency Proceedings.
(i)    In connection with any Proceeding, the agreements contained in this Agreement shall remain in full force and effect and enforceable pursuant to their terms in accordance with section 510(a) of the Bankruptcy Code and such other applicable Laws of similar effect, and all references herein to any Credit Party shall be deemed to apply to such Credit Party as debtor-in-possession and to any trustee or receiver for the estate of such Credit Party.
(ii)    In the event and during the continuance of any Proceeding, the Senior Indebtedness shall have been Paid-in-Full before any payment or distribution of any character, whether in cash, securities or other property shall be made, received or accepted for or on account of any Junior Debt (in each case, other than Permitted Non-Cash Payments). In the event of any Proceeding, any payment or distribution in any such Proceeding of any kind or character (other than Permitted Non-Cash Payments), whether in cash, securities or other property that would otherwise (but for this Agreement) be payable or deliverable in respect of the Junior Debt shall be paid or delivered by the Person making such distribution or payment, whether a trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent, or otherwise, directly to the Senior Agent for application to payment of the Senior Indebtedness.
(iii)    The Junior Creditor agrees that: (A) it will raise no objection (including any objection based on lack of adequate protection) to, nor support any other Person objecting to, and will be deemed to have consented to (I) the use of any Collateral or cash collateral under section 363 of the Bankruptcy Code, or any comparable provision of any other Debtor Relief Law, and (II) any postpetition or post-filing financing provided by any Senior Creditor (or provided by any other party and consented to by the Senior Agent) under section 364 of the Bankruptcy Code, or any comparable provision of any other Debtor Relief Law, or pursuant to an order entered in any Proceeding granting a motion for interim or final authority for debtor in possession financing (“DIP Financing”); (B) adequate notice to it shall have been provided for DIP Financing if it receives written notice three (3) Business Days prior to the hearing seeking approval of such financing; and (C) to the extent the Liens securing the Senior Indebtedness are subordinated or pari passu with the Liens securing a DIP Financing, the Junior Creditor will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Collateral to (x) the Liens securing such DIP Financing (and all obligations relating thereto), (y) any adequate protection provided to the Senior Creditors in connection therewith or with the use of Collateral or cash collateral and (z) any “carve-out” for professional expenses, United States Trustee fees and other expenses agreed to by the Senior Agent. Notwithstanding anything contained in this subparagraph (iii) and subparagraph (v) hereof, in any Proceeding, in the event the Junior Creditor seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Junior Creditor agrees that the Senior Creditors may also be granted a senior Lien on such additional collateral as security for the Senior Indebtedness and any such DIP Financing provided by any Senior Creditor and as adequate protection for the Liens of the Senior Creditor provided that any Lien on such additional collateral securing the Junior Debt shall be subordinated to (I) the Liens on such collateral securing the Senior Indebtedness and any such DIP Financing (and all obligations relating thereto) and (II) any other Liens granted to any Senior Creditor as adequate protection on the same basis as the other Liens securing the Junior Debt are subordinated, in accordance with the terms of this Agreement, to the Liens securing the Senior Indebtedness. The Junior Creditor shall not, directly or indirectly, provide (or offer or seek to provide) a DIP Financing to any Credit Party or any of its Subsidiaries, unless such DIP Financing will result in the Payment-in-Full of the Senior Indebtedness simultaneously with the closing thereof.
(iv)    Without limiting the generality of the foregoing, the Junior Creditor agrees that: (a) the Senior Agent (or any agent acting on its behalf), on behalf of the Senior Creditors, may consent to the sale or disposition of any or all of the Collateral (including any Collateral subject to the adequate protection Liens of the Senior Creditors) in a Proceeding (whether such sale or disposition is to be made pursuant to section 363 of the Bankruptcy Code or pursuant to a plan of reorganization); (b) the Junior Creditor, in its capacity as a secured creditor, shall be deemed to have consented to any such sale or disposition of such Collateral and all of the terms applicable thereto so long as (i) the interests of the Junior Creditor in the Collateral (including any Collateral subject to the adequate protection Liens of the Junior Creditor) attach to the Proceeds thereof, subject to the terms of this Agreement, (ii) such motion does not impair, subject to the priorities set forth in this Agreement, the rights of the Junior Creditor under section 363(k) of the Bankruptcy Code or similar Debtor Relief Law to credit bid at such sale so long as such bid includes a cash component that results in the Payment-in-Full of the Senior Indebtedness contemporaneously with the consummation of such sale, and (iii) either (A) pursuant to court order, the Liens of the Junior Creditor attach to the net proceeds of the sale or disposition of Collateral with the same priority and validity as the Liens held by the Junior Creditor on such Collateral and the Liens remain subject to the terms of this Agreement, or (B) the net proceeds of the disposition are completely applied to the DIP Financing, any “carve-out” established as contemplated in Section 9(iii)(z) or the Senior Indebtedness to permanently reduce such obligations; (c) upon written request of the Senior Agent, the Junior Creditor shall provide affirmative consent to such sale or disposition; and (d) if requested to do so by the Senior Agent in connection with any such sale or disposition and the release of the Senior Agent’s Liens on the Collateral, the Junior Creditor shall promptly execute and deliver to the Senior Agent a release of such Person’s Liens with respect to the Collateral (but not on the proceeds thereof) to be sold or disposed.
(v)    In connection with any Proceeding, the Junior Creditor shall not contest (or support any other Person contesting) (a) any request by the Senior Agent (or an agent acting on its behalf) or any other Senior Creditor for adequate protection or (b) any objection by the Senior Agent (or an agent acting on its behalf) or any other Senior Creditor to any motion, relief, action or proceeding based on the Senior Agent or such Senior Creditor claiming a lack of adequate protection in the Proceeding of its interest in the Collateral. Notwithstanding the foregoing provisions in this Section 9, in any Proceeding, the Junior Creditor may seek adequate protection in respect of its interest in the Collateral, solely in the form of a replacement Lien or additional collateral, subject in such case to the provisions of this Agreement. If the Senior Agent or any other Senior Creditor is granted adequate protection in the form of additional collateral, then the Senior Creditors shall not object to the Junior Creditor being granted adequate protection in the form of a Lien on such additional collateral, which Lien, will be subordinated to the Liens securing the Senior Indebtedness on the same basis as the other Liens securing the Junior Debt are so subordinated to the Liens securing the Senior Indebtedness under this Agreement. If the Junior Creditor seeks or requests adequate protection in respect of the Junior Debt and such adequate protection is granted in the form of additional collateral, then the Junior Creditor shall not object to the Senior Creditors also being granted a senior Lien on such additional collateral as security for the Senior Indebtedness and that any Lien on such additional collateral securing the Junior Debt shall be subordinated to the Liens on such collateral securing the Senior Indebtedness on the same basis as the other Liens securing the Junior Debt are so subordinated to the Liens securing the Senior Indebtedness under this Agreement. Similarly, if the Senior Agent or any other Senior Creditor is granted adequate protection in the form of a superpriority claim, then the Senior Creditors shall not object to the Junior Creditor being granted adequate protection in the form of a superpriority claim, which superpriority claim will be junior in all respects to the superpriority claim granted to the Senior Agent or any other Senior Creditor and, in the event that the Junior Creditor seeks or requests adequate protection in respect of the Junior Debt and such adequate protection is granted in the form of a superpriority claim, then the Junior Creditor shall not object to the Senior Creditors also being granted a superpriority claim, which superpriority claim will be senior in all respects to the superpriority claim granted to the Junior Creditor. Any claim by the Junior Creditor under section 507(b) of the Bankruptcy Code will be subordinate in right of payment to any claim of any Senior Creditor under section 507(b) of the Bankruptcy Code and any payment thereof will be deemed to be proceeds of Collateral. The Junior Creditor agrees, pursuant to section 1129(a)(9) of the Bankruptcy Code, that such junior superpriority claims (including any claim arising under section 507(b) of the Bankruptcy Code) may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims. In addition, the Junior Creditor agrees that upon the request of the Senior Agent, it shall waive a right to distribution of proceeds of (or other interest in) Avoidance Actions in respect of any claim granted to the Junior Creditor in connection with DIP Financing or cash collateral usage or otherwise arising under section 507(b) of the Bankruptcy Code.
(vi)    If any Senior Creditor or the Junior Creditor is required in any Proceeding or otherwise to disgorge, turnover or otherwise pay any amount to the estate of any Credit Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Senior Indebtedness or the Junior Debt shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Indebtedness or the Junior Debt, as applicable, shall be deemed not to have been paid. If this Agreement shall have been terminated prior to such Recovery, then this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Junior Creditor agrees that it shall not be entitled to benefit from any Avoidance Action affecting or otherwise related to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such Avoidance Action otherwise allocable to it shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.
(vii)    If, while any Senior Indebtedness is outstanding, any Credit Party is the subject of a Proceeding, then the Junior Creditor shall file appropriate claims or proofs of claim in respect of the Junior Debt. Upon the failure of the Junior Creditor to take any such action as of the 15th day preceding the bar date therefore, the Senior Agent is hereby irrevocably authorized and empowered, but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in respect the Junior Debt and to file proofs of claim with respect to the Junior Debt. Notwithstanding the foregoing, neither the Senior Agent nor any other Senior Creditor shall have any right whatsoever to vote any claim that the Junior Creditor may have in such proceeding to accept or reject any plan or partial or complete liquidation, reorganization, arrangement, composition or extension; provided, that the Junior Creditor shall not propose, support or vote in favor of any plan of reorganization except to the extent constituting a permitted Debt Action.
(viii)    If, in any Proceeding, debt obligations of the reorganized Credit Party secured by Liens upon any property of the such Credit Party are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of Senior Indebtedness and on account of Junior Debt, then, to the extent the debt obligations distributed on account of the Senior Indebtedness and on account of the Junior Debt are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations and the Liens securing such debt obligations (and such provisions of this Agreement will apply with respect to any amounts and Indebtedness under the Senior Loan Documents that do not constitute Senior Indebtedness).
(ix)    The Junior Creditor waives: (a) any claim they may now or hereafter have arising out of the Senior Creditors’ election in any Proceeding the application of section 1111(b)(2) of the Bankruptcy Code, out of any cash collateral or financing arrangement or out of any grant of security interest in the Collateral in any Proceeding; (b) any claim arising under sections 506(c) or 552 of the Bankruptcy Code; and (c) the right to, and agrees that it shall not, make an election to apply section 1111(b)(2) of the Bankruptcy Code in respect of its interest in the Collateral without the consent of the Senior Agent.
Section 10.    Insurance. Unless and until the Senior Indebtedness shall have been Paid-in-Full, the Senior Agent shall have the sole and exclusive right, subject to the rights of the Credit Parties under the Senior Loan Documents, to (i) adjust settlement of any claim for the Collateral in the event of a loss under a property insurance policy on the Collateral in which the Senior Agent has been named a lender’s loss payee or a loss payee (subject to any right of the Credit Parties to adjust or settle claims as set forth in the Senior Loan Documents) and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Collateral. Unless and until the Senior Indebtedness shall have been Paid-in-Full, all proceeds of such insurance on the Collateral shall inure to the benefit of the Senior Creditors, and the Junior Creditor shall cooperate, upon the Senior Agent’s written request, in a reasonable manner in effecting the payment of insurance proceeds on the Collateral to the Senior Agent for the benefit of the Senior Creditors. The Senior Agent shall have the exclusive right, without the consent of or notice to the Junior Creditor, but subject to the terms of the Senior Credit Agreement, to determine whether such proceeds will be applied to the Senior Indebtedness or used to rebuild, replace or repair the affected Collateral.
Section 11.    Benefit of Agreement; Amendments to Junior Loan Documents.
(i)    This Agreement shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become a Senior Creditor or a Junior Creditor, and such provisions are made for the benefit of each subsequent Senior Creditor and Junior Creditor and each of them may enforce such provisions.
(ii)    Without the prior written consent of the Senior Agent at the direction of the Required Senior Lenders, the provisions of the Junior Loan Documents may not be amended or modified in any manner that:
(a)    increases the aggregate principal amount of indebtedness outstanding under the Junior Loan Documents to an amount in excess of $15,100,000 (excluding Junior PIK Payments or any other paid-in-kind interest);
(b)    requires a cash pay component to the interest rate, fee or any other yield provisions applicable to the Junior Loan Documents;
(c)    increases or adds any recurring cash fees, cash prepayment premiums or similar cash amounts above those required in the Junior Loan Documents as of the Closing Date;

(d)    prohibits or restricts (i) the making of any payments in respect of Senior Indebtedness that are permitted in the Junior Loan Documents as of the Closing Date or (ii) the making of any amendments, restatements, supplements, modifications, waivers, consents or changes to the Senior Loan Documents that are permitted by this Agreement;
(e)    changes (to earlier dates) the dates on which any payment of principal on the Junior Debt is due (other than with respect to the compounding of any Junior PIK Payments or any other paid-in-kind interest); or
(f)    adds or modifies in a manner adverse in any respect to any Credit Party any covenant, agreement or event of default under the Junior Loan Documents.
Section 12.    Obligations Unconditional. All rights, interests, agreements and obligations of the Senior Agent and the Senior Creditors, on the one hand, and the Junior Creditor, on the other hand, hereunder shall remain in full force and effect irrespective of:
(i)    any lack of validity or enforceability of any Senior Loan Documents or any Junior Loan Documents or the setting aside or avoidance of any Lien;
(ii)    any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Indebtedness or Junior Debt, or any amendment or waiver or other modification, including any increase in the amount thereof, whether in writing or by course of conduct or otherwise, of the terms of the Senior Loan Documents or any Junior Loan Documents;
(iii)    any exchange of any Lien in any Collateral or any other collateral;
(iv)    the commencement of any Proceeding in respect of any Credit Party; or
(v)    any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Senior Indebtedness or the Junior Debt.
Section 13.    Representations and Warranties. Each of the parties hereto hereby represents and warrants as of the date hereof that (i) it has full power, authority and legal right to make and perform this Agreement, and (ii) this Agreement is its legal, valid and binding obligation, enforceable against it in accordance with its terms.
Section 14.    Non-Reliance.
(i)    The consent by the Senior Creditors to the execution and delivery of the Junior Loan Documents and the grant to the Junior Creditor (or any agent therefor) of a Lien on the Collateral and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Creditors to the Credit Parties shall be deemed to have been given and made in reliance upon this Agreement. Each Creditor acknowledges that such Creditors have, independently and without reliance on any other Creditor, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Junior Credit Agreement, the other Junior Loan Documents, the Senior Loan Documents, this Agreement and the transactions contemplated hereby and thereby (in each case, as applicable) and they will continue to make their own credit decision in taking or not taking any action under the Junior Credit Agreement, the other Junior Loan Documents, the Senior Loan Documents or this Agreement (in each case, as applicable).
(ii)    Each Creditor, acknowledges and agrees that the other Creditors have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Senior Loan Documents, the Junior Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Senior Creditors will be entitled to manage and supervise their respective loans and extensions of credit under their respective Senior Loan Documents in accordance with Law and as they may otherwise, in their sole discretion, deem appropriate, in each case, in a manner consistent with the terms of this Agreement. The Junior Creditor will be entitled to manage and supervise its loans and extensions of credit under their respective Junior Loan Documents in accordance with Law and as they may otherwise, in its sole discretion, deems appropriate, in each case, in a manner consistent with the terms of this Agreement. The Junior Creditor shall have no duty to the Senior Agent or any of the Senior Creditors, and the Senior Agent and the Senior Creditors shall have no duty to the Junior Creditor, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Credit Party (including the Senior Loan Documents and the Junior Loan Documents), regardless of any knowledge thereof which they may have or be charged with.
(iii)    Without in any way limiting the generality of the foregoing paragraphs, the Senior Creditors, the Senior Agent and any of them may, at any time and from time to time, in each case, in accordance with the Senior Loan Documents, this Agreement and applicable Law, without the consent of, or notice to the Junior Creditor, without incurring any liabilities to the Junior Creditor and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Junior Creditor is affected, impaired or extinguished thereby) do any one or more of the following:
(a)    make loans and advances to any Credit Party or issue, guaranty or obtain letters of credit for the account of any Credit Party or otherwise extend credit to any Credit Party, in any amount and on any terms, whether pursuant to a commitment or as a discretionary advance and whether or not any default or event of default or failure of condition is then continuing;
(b)    subject to Section 11, change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Senior Indebtedness or any Lien on any Collateral or guaranty thereof or any liability of any Credit Party, or any liability incurred directly or indirectly in respect thereof or, subject to the provisions of this Agreement, otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Senior Agent or any of the Senior Creditors or any of the Senior Loan Documents;
(c)    subject to Section 7(iv), sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral or any liability of any Credit Party to the Senior Creditors or the Senior Agent, or any liability incurred directly or indirectly in respect thereof;
(d)    settle or compromise any of the Senior Indebtedness or any other liability of any Credit Party or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability in any manner or order;
(e)    exercise or delay in or refrain from exercising any right or remedy against any Credit Party or any security or any other Person, elect any remedy and otherwise deal freely with any Credit Party or any Collateral and any security and any guarantor or any liability of a borrower or any other Credit Party to the Senior Creditors or any liability incurred directly or indirectly in respect thereof;
(f)    take or fail to take any Lien securing the Senior Indebtedness or any other collateral security for any Senior Indebtedness or take or fail to take any action which may be necessary or appropriate to ensure that any Lien securing Senior Indebtedness or any other Lien upon any property is duly enforceable or perfected or entitled to priority as against any other Lien or to ensure that any proceeds of any property subject to any Lien are applied to the payment of any Senior Indebtedness or any other obligation secured thereby; or

(g)    otherwise release, discharge or permit the lapse of any or all Liens securing the Senior Indebtedness.
Section 15.    Amendment. Neither this Agreement nor any of the terms hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by the Senior Agent (at the direction of the Required Senior Lenders) and the Junior Creditor. Notwithstanding anything to the contrary in this Agreement or otherwise, no Credit Party shall be bound by any such amendment or modification to, or waiver of, this Agreement that in any material way adversely affects such Credit Party (including any rights and/or duties of such Credit Party), without the prior written consent of such Credit Party.
Section 16.    Restrictive Legend. The Junior Credit Agreement and any note or instrument that at any time evidences the Junior Debt or any part thereof or any Collateral therefore shall be marked with a legend in substantially the following form:
“This Secured Promissory Note is subject to the terms of that certain Intercreditor and Subordination Agreement, dated as of February 24, 2023, by and among Regions Bank, CP7 Warming Bag, L.P., BURGERFI INTERNATIONAL, INC., PLASTIC TRIPOD, INC. and the other parties thereto (as the same may be amended, modified, restated or supplemented from time to time, the “Subordination Agreement”), and is subordinated to the prior Payment-In-Full of the Senior Indebtedness, with any Liens securing the Secured Promissory Note subordinated to the Liens securing the Senior Indebtedness, all to the extent, and in the manner provided in the Subordination Agreement.”
Section 17.    Successors and Assigns. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the Senior Agent, Senior Creditors and the Junior Creditors, and their respective successors and assigns, and neither the Senior Indebtedness nor the Junior Debt shall be sold, assigned or transferred unless the assignee or transferee thereof takes such obligations subject to the terms and conditions of this Agreement. The Senior Agent, on behalf of the Senior Creditors, and the Junior Creditor each further agree between themselves and solely for their own collective benefit, that if any Credit Party is in the process of refinancing a portion of the Senior Indebtedness or the Junior Debt with a new lender (such refinancing to be in accordance with the provisions of the Senior Loan Documents, the Junior Loan Documents and this Agreement) that this Agreement shall apply to such refinanced obligations and the related Liens and documents, and if the party who wishes to be refinanced makes a request of the other parties hereto, the Junior Creditor or the Senior Agent, as the case may be, shall agree to enter into a new, substitute agreement with the new lender; provided, however, that the failure of such other party to execute such an agreement shall not affect or impair such new lender’s right to rely on and enforce the terms of this Agreement; and provided, further, that any such new, substitute agreement shall be in a form, and contain such terms and conditions substantially the same as in this Agreement or at least no less favorable to the party whom the request is being made.
Section 18.    Relationship Among Parties; Associated Estoppels. Each Senior Creditor shall be prohibited and estopped from taking any actions or asserting any claims with respect to the Senior Indebtedness contrary to the undertakings, restrictions, covenants and other agreements made by Senior Agent hereunder on behalf of the Senior Creditors, and each and every benefit accruing hereunder to the Senior Agent shall be deemed to also accrue to each Senior Creditor. The Junior Creditor shall be prohibited and estopped from taking any actions or asserting any claims with respect to the Junior Debt contrary to the undertakings, restrictions, covenants and other agreements made by it hereunder.
Section 19.    Governing Law; Jurisdiction; Etc.
(i)    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(ii)    SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY OTHER PARTY HERETO, OR ANY RELATED PARTY OF THE FOREGOING, IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(iii)    WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (ii) OF THIS SECTION 19. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(iv)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 20. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 20.    Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration, or other communication shall be in writing (including by telecopier or electronic mail) and shall be deemed to have been duly given and received, for purposes hereof, (i) when delivered by hand, (ii) one (1) Business Day after being deposited for overnight delivery with a recognized overnight courier for next Business Day (morning) delivery, (iii) three (3) Business Days after being deposited in the mail, postage prepaid and (iv) in the case of telecopy notice or electronic mail, when sent to the appropriate numbers or electronic mail addresses set forth on Annex I or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure to deliver, or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person designated on Annex I to receive a copy of the same shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.
Section 21.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 22.    Final Agreement. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.
Section 23.    Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE SENIOR AGENT, THE SENIOR CREDITORS, THE JUNIOR CREDITOR AND THE CREDIT PARTIES HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE SENIOR AGENT, THE SENIOR CREDITORS, THE CREDITOR AND THE CREDIT PARTIES IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT HEREOF.
Section 24.    Bailee for Perfection.
(i)    Senior Agent and Junior Creditor each agree to hold that part of the Control Collateral that is in its possession (or in the possession of its agents or bailees) to the extent that possession thereof is taken to perfect a Lien thereon under the UCC or other applicable law, as bailee and as a non-fiduciary representative for Junior Creditor or Senior Agent, as applicable, solely for the purpose of perfecting the Lien granted under the Senior Loan Documents or the Junior Loan Documents, as applicable, subject to the terms and conditions of this Section 24. Unless and until the Payment-in-Full of Senior Indebtedness, Junior Creditor agrees to promptly notify Senior Agent of any Control Collateral held by it, and, promptly upon the request of Senior Agent at any time prior to the Payment-in-Full of the Senior Indebtedness, Junior Creditor agrees to deliver to Senior Agent any such Control Collateral held by it, together with any necessary endorsements (or otherwise allow Senior Agent to obtain possession of such Control Collateral). Upon Payment-in-Full of the Senior Indebtedness, promptly upon the request of Junior Creditor at Junior Creditor’s cost and expense, Senior Agent agrees to deliver to Junior Creditor any such Control Collateral held by it, together with any necessary endorsements (or otherwise allow Junior Creditor to obtain possession of such Control Collateral); provided that the Credit Parties shall not be required to deliver control agreements for the benefit of the Junior Creditor.
(ii)    Senior Agent shall have no obligation whatsoever to Junior Creditor to ensure that the Control Collateral is genuine or owned by any of the Credit Parties or to preserve rights or benefits of any Person. Junior Creditor shall have no obligation whatsoever to Senior Agent or any other Senior Creditor to ensure that the Control Collateral is genuine or owned by any of Credit Parties or to preserve rights or benefits of any Person. The duties or responsibilities of Senior Agent under this Section 24 shall be limited solely to possession of the Control Collateral as bailee and non-fiduciary representative in accordance with this Section 24 and delivering the Control Collateral upon a Payment-in-Full of the Senior Indebtedness. The duties or responsibilities of Junior Creditor under this Section 24 shall be limited solely to possession of the Control Collateral as bailee and non-fiduciary representative in accordance with this Section 24 and delivering the Control Collateral to the Senior Agent as required by Section 24(i).
(iii)    Senior Agent acting pursuant to this Section 24 shall not have by reason of the Senior Loan Documents, the Junior Loan Documents, or this Agreement, a fiduciary relationship in respect of Junior Creditor. Junior Creditor acting pursuant to this Section 24 shall not have by reason of the Senior Loan Documents, the Junior Loan Documents, or this Agreement, a fiduciary relationship in respect of Senior Agent or any other Senior Creditor.
(iv)    Senior Agent agrees to hold control over such deposit and securities accounts as gratuitous agent for the Junior Creditor, subject to the other terms and conditions of this Section 24 pertaining to Control Collateral.
Section 25.    Purchase Option.
(i)    Following the occurrence of a Trigger Event, Junior Creditor may at any time following the occurrence of any such Trigger Event, purchase all, but not less than all, of the

Senior Indebtedness (the “Purchase Obligations”) for the Purchase Price. Notwithstanding anything in the Senior Loan Documents to the contrary, no consent of any Loan Party to such purchase shall be required. Such purchase will (a) include all principal of, and all accrued and unpaid interest, fees, and expenses in respect of, all Senior Indebtedness, outstanding at the time of purchase, (2) be made pursuant to an “Assignment and Assumption” (as such term is defined in the Senior Credit Agreement, but including only those representations and warranties of the assignor thereunder as are specified in Section 25(vi), collectively, an “Assignment”), whereby Junior Creditor will assume all funding commitments and Senior Indebtedness of the Senior Creditors under the Senior Loan Documents, and (3) otherwise be subject to the terms and conditions of this Section 25. Each Senior Creditor will retain all rights to indemnification provided in the relevant Senior Loan Documents for all claims and other amounts relating to facts and circumstances relating to such Senior Creditor’s holdings of the Senior Indebtedness (except to the extent such claims and other amounts were included in the Purchase Price), and such rights shall be secured by the Liens securing the Senior Indebtedness. No amendment, modification or waiver following any purchase under this Section 25 of any indemnification provisions under the Senior Loan Documents shall be effective as to any Senior Creditor or any Related Parties or other related indemnified person of such Senior Creditor (“Indemnified Senior Person”) without the prior written consent of such Indemnified Senior Person, and, subject to any limitations contained in the Senior Loan Documents, such indemnification provisions shall continue in full force and effect for the benefit of the Indemnified Senior Persons whether or not any Senior Loan Documents otherwise remain in effect.
(ii)    Junior Creditor, if it desires to purchase all of the Purchase Obligations, will deliver a written notice (the “Purchase Notice”) to Senior Administrative Agent that (a) is signed by the Junior Creditor, (b) states that it is a Purchase Notice under this Section 25, (c) states that Junior Creditor is irrevocably (subject to agreement on the calculation of the Purchase Price) electing to purchase, in accordance with this Section 25, 100% of all of the Purchase Obligations, and (d) designates a purchase date (the “Purchase Date”) on which the purchase will occur, that is (A) at least three (3) but not more than twenty (20) calendar days after Senior Administrative Agent’s receipt of the Purchase Notice, and (B) not more than twenty-five (25) calendar days after the Trigger Event. A Purchase Notice will be ineffective if it is received by Senior Administrative Agent after the occurrence giving rise to the Trigger Event is waived, cured, or otherwise ceases to exist. At all times after the Trigger Event until the Senior Administrative Agent shall have received the Purchase Notice, the Senior Administrative Agent and the Senior Creditors may exercise any and all rights and remedies arising under any Senior Loan Documents or applicable law.
(iii)    On the Purchase Date, Junior Creditor shall, as the purchase price (the “Purchase Price”) for the Purchase Obligations (a) pay to the Senior Administrative Agent in cash an amount equal to all outstanding Senior Indebtedness as of the Purchase Date, (b) with respect to each then outstanding letter of credit, each unterminated Secured Swap Agreement and any other contingent obligations other than contingent obligations to the extent that no claim giving rise thereto has been asserted (each, a “Contingent Obligation”), deliver to Senior Administrative Agent an amount of cash or cash equivalents necessary (as determined by Senior Administrative Agent in its sole discretion but not to exceed in any event 103% of the undrawn amount of such Contingent Obligation (in the case of any Secured Swap Agreement to be the termination value for such Secured Swap Agreement as of the most recent Business Day for which such amount can be determined) to cash collateralize such Contingent Obligations (or make such other arrangements as are reasonably acceptable to Senior Administrative Agent in its sole discretion to assume any reimbursement obligations relating to such Contingent Obligations), and (c) without duplication of the amounts set forth in clause (a), pay to Senior Administrative Agent in cash an amount equal to all outstanding obligations and liabilities in respect of Secured Swap Agreements and Secured Treasury Management Agreements, respectively, (d) without duplication of the amounts set forth in clause (a), pay to Senior Administrative Agent in cash an amount equal to all other asserted valid and enforceable indemnity obligations, and (e) without duplication of the amounts set forth in clause (a), shall agree to reimburse the Senior Creditors for any loss, cost, damage or expense resulting from the granting of provisional credit for checks or other payments credited against the Senior Indebtedness for which final payment has not yet been received by the Senior Creditors.
(iv)    On the Purchase Date, (a) Junior Creditor will execute and deliver the Assignment, and (b) Junior Creditor will pay the Purchase Price to Senior Administrative Agent by wire transfer of immediately available funds to such bank account as determined by Senior Administrative Agent.
(v)    Promptly after the closing of the purchase of all Purchase Obligations, Senior Administrative Agent will distribute the Purchase Price to the Senior Creditors in accordance with the terms of the Senior Loan Documents. Senior Administrative Agent will apply cash collateral to reimburse the Senior Creditors for Contingent Obligations to the extent such obligations cease being contingent. When all Contingent Obligations have been satisfied or terminated (with the consent of each applicable Senior Creditor), any remaining cash collateral will be returned to the Junior Creditor.
(vi)    The Senior Creditors will be entitled to rely on the statements, representations, and warranties in the Purchase Notice without investigation, even if the Senior Creditors are notified that any such statement, representation, or warranty is not or may not be true. The purchase and sale of the Purchase Obligations under this Section 25 will be without recourse and without any representation or warranty whatsoever by the Senior Creditors, except that each Senior Creditor shall represent and warrant that, on the Purchase Date, immediately before giving effect to the purchase, (a) the amount quoted in writing by the Senior Administrative Agent and such Creditor as its portion of Purchase Obligations represents the amount thereof owing to such Creditor on its books and records, (b) it owns, or has the right to transfer to the Junior Creditor its respective portion of the Purchase Obligations, and (c) such transfer shall be free and clear of Liens.
(vii)    The obligations of the Senior Creditors to sell their respective Purchase Obligations under this Section 25 are several and not joint and several. If a Senior Creditor breaches its obligation to sell its Purchase Obligations under this Section 25 (a “Defaulting Creditor”), then no other Senior Creditor will be obligated to purchase the Defaulting Creditor's Purchase Obligations for resale to Junior Creditor. A Senior Creditor that complies with this Section 25 will not be in default of this Agreement or otherwise be deemed liable for any action or inaction of any Defaulting Creditor; provided that nothing in this subsection (vii) will affect the Junior Creditor's obligation to purchase all of the Purchase Obligations.
(viii)    Each Credit Party hereby consents to any assignment effected to the Junior Creditor pursuant to this Section 25.
(ix)    Upon consummation of the purchase contemplated by this Section 25, each Issuing Bank (under and as defined in the Senior Credit Agreement) shall have no obligation to issue, renew or extend any letter of credit.

[Remainder of Page Left Blank Intentionally; Signatures Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor and Subordination Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.
SENIOR AGENT:        REGIONS BANK

By:/s/ J. Richard Baker
Name: J. Richard Baker
Title: Senior Vice President

Signature Page to Intercreditor and Subordination Agreement

JUNIOR CREDITOR:        CP7 WARMING BAG, L.P.

By:/s/ Andrew C. Taub
Name: Andrew C. Taub
Title: Authorized Officer

Signature Page to Intercreditor and Subordination Agreement

Acknowledgement of Intercreditor and Subordination Agreement
Each of the undersigned Credit Parties acknowledges that it has received a copy of the foregoing Intercreditor and Subordination Agreement. Nothing in such Intercreditor and Subordination Agreement (as amended or otherwise modified from time to time) will or will be deemed to alter any Credit Party’s obligations set forth in the Senior Credit Agreement, the Junior Credit Agreement, the respective related documents, or otherwise be deemed to amend or modify the Senior Credit Agreement, the Junior Credit Agreement, or the respective related documents.

Signature Page to Intercreditor and Subordination Agreement

BORROWERS:    BURGERFI INTERNATIONAL, INC.,
a Delaware corporation

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

PLASTIC TRIPOD, INC.,
a Delaware corporation

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

GUARANTORS:    HOT AIR, INC.,
a Delaware corporation

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

ACFP MANAGEMENT, INC.,
a Delaware corporation

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

    ANTHONY’S PIZZA HOLDING COMPANY, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

Signature Page to Intercreditor and Subordination Agreement

ANTHONY’S COAL FIRED PIZZA OF PIKE CREEK, LLC,
a Delaware limited liability company
ANTHONY’S COAL FIRED PIZZA OF WILMINGTON, LLC,
a Delaware limited liability company
ACFP/NYNJ VENTURES LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF AVENTURA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BOCA RATON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CORAL SPRINGS, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PEMBROKE PINES, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PALM BEACH GARDENS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PLANTATION, LLC,
a Florida limited liability company
ANTHONY’S SPORTS BAR AND GRILL, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF WESTON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF STUART LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CORAL GABLES, LLC,
a Florida limited liability company
ANTHONY’S COAL-FIRED PIZZA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF SOUTH TAMPA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF DORAL LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF PINECREST, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF WELLINGTON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF MIAMI LAKES, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF KENDALL, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

Signature Page to Intercreditor and Subordination Agreement

ANTHONY’S COAL FIRED PIZZA OF NORTH TAMPA, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF CLEARWATER, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF SAND LAKE, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BRANDON, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF ALTAMONTE SPRINGS, LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF EAST BOCA LLC,
a Florida limited liability company
ACFP BOCA MGT LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF NORTH LAUDERDALE LLC, a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF NORTH MIAMI LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF MIRAMAR LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF DELRAY BEACH, LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF LITTLETON LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF WESTWOOD LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF READING LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF CLIFTON, LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF EDISON LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF RAMSEY, LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF FAIR LAWN, LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF WAYNE NJ LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF LIVINGSTON LLC,
a New Jersey limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

Signature Page to Intercreditor and Subordination Agreement

ANTHONY’S COAL FIRED PIZZA OF MARLBORO LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF MOUNT LAUREL LLC,
a New Jersey limited liability company
ANTHONY’S COAL FIRED PIZZA OF COMMACK LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WHITE PLAINS, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF CARLE PLACE, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WOODBURY, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF WANTAGH, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF BOHEMIA, LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF FARMINGDALE LLC,
a New York limited liability company
BH SAUCE, LLC,
a Nevada limited liability company
ANTHONY’S COAL FIRED PIZZA OF HORSHAM, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WAYNE, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL-FIRED PIZZA OF MONROEVILLE, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL-FIRED PIZZA OF SETTLER’S RIDGE, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF CRANBERRY, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF MCMURRAY, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF EXTON, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WYOMISSING, LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF WYNNEWOOD LLC,
a Pennsylvania limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

Signature Page to Intercreditor and Subordination Agreement

ANTHONY’S COAL FIRED PIZZA OF TREXLERTOWN LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF BLUE BELL LLC,
a Pennsylvania limited liability company
ANTHONY’S COAL FIRED PIZZA OF STONY BROOK LLC,
a New York limited liability company
ANTHONY’S COAL FIRED PIZZA OF CRANSTON LLC,
a Rhode Island limited liability company
ANTHONY’S COAL FIRED PIZZA OF NATICK LLC,
a Massachusetts limited liability company
ANTHONY’S COAL FIRED PIZZA OF WEST PALM BEACH LLC,
a Florida limited liability company
ANTHONY’S COAL FIRED PIZZA OF BETHESDA LLC,
a Maryland limited liability company
ANTHONY’S COAL FIRED PIZZA OF SPRINGFIELD LLC,
a Pennsylvania limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

Signature Page to Intercreditor and Subordination Agreement

    BURGERFI INTERNATIONAL, LLC,
a Delaware limited liability company
    BF RESTAURANT MANAGEMENT, LLC,
a Florida limited liability company
BURGERFI IP, LLC,
a Florida limited liability company
BURGERFI-DELRAY BEACH, LLC,
a Delaware limited liability company
BF CORAL SPRINGS, LLC,
a Florida limited liability company
BF CITY PLACE-WEST PALM, LLC,
a Florida limited liability company
BF JUPITER, LLC,
a Florida limited liability company
BF WEST DELRAY, LLC,
a Florida limited liability company
BF LBTS, LLC,
a Florida limited liability company
BF PHILADELPHIA, LLC,
a Florida limited liability company
BF COMMACK, LLC,
a New York limited liability company
BF JACKSONVILLE TOWN CENTER, LLC,
a Florida limited liability company
BF JACKSONVILLE RIVERSIDE, LLC,
a Florida limited liability company
BF DELRAY - LINTON, LLC,
a Florida limited liability company
BF PINES CITY CENTER, LLC,
a Florida limited liability company
BF ORLANDO – DR. PHILLIPS, LLC,
a Florida limited liability company
BF DANIA BEACH, LLC,
a Florida limited liability company
BF FORT MYERS - DANIELS, LLC,
a Florida limited liability company
BF BOCA RATON - BOCA POINTE, LLC,
a Florida limited liability company
BF BOCA RATON, LLC,
a Florida limited liability company
BF PBG, LLC,
a Florida limited liability company
BF JUPITER - INDIANTOWN, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

Signature Page to Intercreditor and Subordination Agreement

BF WELLINGTON, LLC,
a Florida limited liability company
BF NEPTUNE BEACH, LLC,
a Florida limited liability company
BF ATLANTA - PERIMETER MARKETPLACE, LLC,
a Georgia limited liability company
BF FOOD TRUCK, LLC,
a Florida limited liability company
BF ODESSA, LLC,
a Florida limited liability company
BF MIAMI BEACH - MERIDIAN, LLC,
a Florida limited liability company
BF MIRAMAR LLC,
a Florida limited liability company
BF TAMPA BAY, LLC,
a Florida limited liability company
BF TAMPA - CHANNELSIDE, LLC,
a Florida limited liability company
BF WILLIAMSBURG, LLC,
a Florida limited liability company
BF TAMPA - WESTCHASE, LLC,
a Florida limited liability company
BF HENDERSONVILLE, LLC,
a Tennessee limited liability company
BF CHARLOTTESVILLE, LLC,
a Virginia limited liability company
BF TALLAHASSEE VARSITY, LLC,
a Florida limited liability company
BURGERFI MANAGEMENT SERVICES, LLC,
a Florida limited liability company
BF COMMISSARY, LLC,
a Florida limited liability company
BGM PEMBROKE PINES, LLC,
a Florida limited liability company
BF BABCOCK, LLC,
a Florida limited liability company
BF MIAMI LAKES, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties continue.]

Signature Page to Intercreditor and Subordination Agreement

BF HERMITAGE LLC,
a Tennessee limited liability company
BURGERFI ENTERPRISES, LLC,
a Florida limited liability company

By: /s/ Michael Rabinovitch
Name: Michael Rabinovitch
Title: Chief Financial Officer

[Signature pages for Credit Parties end.]

Signature Page to Intercreditor and Subordination Agreement

ANNEX I
Addresses for Notices

If to a Credit Party:	BurgerFi International, Inc. 105 U.S. Highway 1 North Palm Beach, FL 33408 with a copy to: Holland & Knight LLP 701 Brickell Avenue, Suite 3300 Miami, FL 33131
If to Senior Agent or any Senior Creditor:	Regions Bank 4790 Poplar Avenue Memphis, TN 38117 with a copy to: Moore & Van Allen PLLC Suite 4700 100 North Tryon Street Charlotte, NC 28202
If Junior Creditor:	CP7 Warming Bag, L.P. 599 W. Putnam Avenue Greenwich, CT 06830 with a copy to: Otterbourg P.C. 230 Park Avenue New York, New York 10169

Annex I to Intercreditor and Subordination Agreement